                                                  Exhibit 23.4



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEER
               ------------------------------------------------

        We consent to the use in this Registration Statement of Belden & Blake Corporation on Form S-4 of our reserve estimates and to the references made to us in the Prospectus contained in this Registration Statement including the reference to us under the caption "Experts" in the Prospectus.


                                                 RYDER SCOTT COMPANY

                                                 By:/s/Ryder Scott Company
                                                    ----------------------
                                                    Petroleum Engineers

                                                 Date: 8-11-97